UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 31, 2005

Ad.Venture Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)

360 Madison Avenue, 21st Floor
New York, NY 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 703-7241

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

Exhibit 99.1. Audited Financial Statements.

Exhibit 99.2. Press Release, dated September 6, 2005.*

* Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 6, 2005.

Explanatory Note

In connection with the preparation of its Current Report on Form 10-Q for the quarter ended June 30, 2006, and after consulting with its independent registered accounting firm, Eisner LLP, Ad.Venture Partners, Inc. (the “Company”) determined, based on recent interpretations of the accounting for warrants under Emerging Issues Task Force No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF 00-19”), that the fair value of the warrants issued as part of the units sold in the Company’s initial public offering and the warrants issuable upon the exercise of the unit purchase option issued to the underwriters in the initial public offering should be reported as a derivative liability rather than as equity as has been the Company’s practice.

The Company has determined it necessary to restate its financial statements contained within the Company's Form 8-K dated September 6, 2005 for the period of April 1, 2005 (date of inception) to August 31, 2005, and Form 10-K for the period from inception through March 31, 2006 to record the warrants as derivative liabilities. The Company had previously issued financial statements which did not classify the fair value of the warrants as a derivative liability, and the Company’s previously filed financial statements should no longer be relied upon.

Item 8.01. Other Events.

On August 31, 2005, the initial public offering (the “IPO”) of 9,000,000 units (the “Units”) of Ad.Venture Partners, Inc. (the “Company”) was consummated. Each Unit consists of one share of common stock, par value $0.0001 (the “Common Stock”), and two warrants (each, a “Warrant” and collectively, the “Warrants”), each of which is exercisable for one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $54,000,000. Audited financial statements as of August 31, 2005 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit Number	Description
	99.1	Audited Financial Statements

	99.2	Press release dated September 6, 2005*

* Incorporated by reference to the Company’s Form 8-K filed with the Securities and Exchange Commission on September 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AD.VENTURE PARTNERS, INC.

Dated: August 29, 2006	By:	/s/ Ilan M. Slasky
Ilan M. Slasky
President